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                            PNC Student Loan Trust I
                 Student Loan Asset Backed Notes, Series 1997-2


                                                                     EXHIBIT 99


Noteholders' Statement
pursuant to Section 5.7(a) of
Transfer and Servicing
Agreement (capitalized terms used
herein are defined in Appendix A thereto)
-----------------------------------------

         Distribution Date:     7/25/97
                                -------

(i)               Principal Factor:
                           (a)  Class A-1:   .9841491
                           (b)  Class A-2:  1.0000000
                           (c)  Class A-3:  1.0000000
                           (d)  Class A-4:  1.0000000
                           (e)  Class A-5:  1.0000000
                           (f)  Class A-6:  1.0000000
                           (g)  Class A-7:  1.0000000
                           (h)  Class A-8:  1.0000000
                           (i)  Class A-9:  1.0000000
                           (j)  Class B:    1.0000000

(ii)              Amount of principal being paid or distributed:

                           (a)  Class A-1 Notes:         $1,426,581.95
                           (b)  Class A-2 Notes:         $      0
                           (c)  Class A-3 Notes:         $      0
                           (d)  Class A-4 Notes:         $      0
                           (e)  Class A-5 Notes:         $      0
                           (f)  Class A-6 Notes:         $      0
                           (g)  Class A-7 Notes:         $      0
                           (h)  Class A-8 Notes:         $      0
                           (i)  Class A-9 Notes:         $      0
                           (j)  Class B Notes:           $      0
                           (k)  Certificates:            $      0


(iii)             (a)  Amount of interest being paid or distributed:


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                           (1)  Class A-1 Notes:   $  422,062.50 (Initial Rate)
                           (2)  Class A-2 Notes:   $  547,305.00 (Fixed Rate)
                           (3)  Class A-3 Notes:   $  562,998.33 (Fixed Rate)
                           (4)  Class A-4 Notes:   $  547,910.00 (Fixed Rate)
                           (5)  Class A-5 Notes:   $  511,516.67 (Fixed Rate)
                           (6)  Class A-6 Notes:   $  397,058.33 (Fixed Rate)
                           (7)  Class A-7 Notes:   $  678,406.67 (Fixed Rate)
                           (8)  Class A-8 Notes:   $  845,468.75 (Initial Rate)
                           (9)  Class A-9 Notes:   $  613,398.23 (Initial Rate)
                           (10) Class B Notes:     $  179,874.48 (Initial Rate)
                           (11) Certificates:      $        5.99 (Initial Rate)

                  (b)  Applicable Interest Rate:
                           (1)  Class A-1:    5.6275%
                           (2)  Class A-2:    6.1380%
                           (3)  Class A-3:    6.3140%
                           (4)  Class A-4:    6.4460%
                           (5)  Class A-5:    6.5300%
                           (6)  Class A-6:    6.5720%
                           (7)  Class A-7:    6.7280%
                           (8)  Class A-8:    5.7975%
                           (9)  Class A-9:    5.8675%
                           (10) Class B:      5.9875%
                           (11) Certificates: 7.1875%

(iv)              Amount of distribution allocable to any Noteholders' Interest
                  Carryover:
                  (a)  Class A-1:        $0
                  (b)  Class A-8:        $0
                  (c)  Class A-9:        $0
                  (d)  Class B:          $0

(v)               Pool Balance at end of preceding Collection Period:
                  $996,864,177.42

(vi)              After giving effect to distributions on this Distribution
                  Date:

                  (a)  outstanding principal amount of Class A-1 Notes:
                       $88,573,418.05

                  (b)  outstanding principal amount of Class A-2 Notes:
                       $107,000,000.00

                  (c)  outstanding principal amount of Class A-3 Notes:
                       $107,000,000.00

                  (d)  outstanding principal amount of Class A-4 Notes:
                       $102,000,000.00


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                  (e)  outstanding principal amount of Class A-5 Notes:
                       $94,000,000.00

                  (f)  outstanding principal amount of Class A-6 Notes:
                       $72,500,000.00

                  (g)  outstanding principal amount of Class A-7 Notes:
                       $121,000,000.00

                  (h)  outstanding principal amount of Class A-8 Notes:
                       $175,000,000.00

                  (i)  outstanding principal amount of Class A-9 Notes:
                       $125,450,000.00

                  (j)  outstanding principal amount of Class B Notes:
                       $36,050,000.00

                  (k)  Certificate Balance: $1,000.00

(vii) Amount of Servicing Fee, Administration Fee, Indenture Trustee Fee and Eligible Lender Trustee Fee and Consolidation Fees to be allocated for the upcoming Distribution
                  Date: $2,648,548.28

(viii) (a) Aggregate amount of Realized Losses (if any) for each Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution
                  Date): $0

                  (b)  Amount of recoveries
                           (i)  principal    $0
                           (ii) interest     $0

(ix)              (a)  Amount of distribution attributable to amounts in the
                       Reserve Account: $15,643.30

                  (b)  Amount of other withdrawals from the Reserve Account:
                       $0

                  (c)  Reserve Account balance: $10,285,890.61

                  (d)  Parity percentage:  .9793039%

                  (e)  Amount of Parity Percentage Payments:  $0

(x) The aggregate Purchase Amount paid for Financed Student Loans purchased from the Trust during each preceding Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date): $0


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(xi)              During the Exchange Period only, the aggregate Issuer
                  Consolidation Payments and Adjustment Payments, stated separately, for each preceding Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date): $0
                                                   $0


(xii)             (a) Amount of Financed Student Loans:
                         (1) that are 30 to 60 days delinquent:  $35,546,365.62
                         (2) that are 61 to 90 days delinquent:  $14,033,970.84
                         (3) that are 91 to 120 days delinquent: $   202,557.16
                         (4) that more than 120 days delinquent: $    54,818.91
                         (5) for which claims have been filed
                             with the appropriate Guarantor
                             and which are awaiting payment:     $      0


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